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                           COLUMBIA FUNDS SERIES TRUST
                      COLUMBIA INTERMEDIATE CORE BOND FUND
                                  (THE "FUND")

                          SUPPLEMENT DATED MAY 5, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005

      Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented as follows:

      1. By changing the description of the Fund's principal investment strategies to reflect the following:

                  The Master Portfolio may participate in mortgage dollar rolls up to the amount of allowable investments in mortgage-backed securities and limited to the Master Portfolio's current position in mortgage-backed securities. The Master Portfolio may roll all, a portion or none of the Master Portfolio's current position in mortgage-backed securities.

                  The Master Portfolio may also invest up to 20% of its assets in asset-backed securities.

      2. By adding the following bullet points to the description of the Fund's principal investment risks:

                  - MORTGAGE DOLLAR ROLLS - Mortgage dollar rolls are transactions in which the Master Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Master Portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Master Portfolio is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Master Portfolio's portfolio turnover rate.

                  - ASSET-BACKED SECURITIES RISK - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Master Portfolio's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

INT-47/110548-0506